UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Soliciting Material Under § 240.14a-12

Telkonet, Inc.

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234567 NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K x 0 2 0000000000 JOB # 1 O F 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 2 PAGE SHARES CUSIP # SEQUENCE # IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # → SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0000417796_1 R1.0.1.18 For Withhold For All All All Except 0 0 0 The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Leland D. Blatt 02 Arthur E. Byrnes 03 Peter T. Kross 04 Tim S. Ledwick 05 Jason L. Tienor John Sample TELKONET, INC. C/O Broadridge Corporate Issuer Solutions PO Box 1342 Edgewood, NY 11717 Investor Address Line 1 1 Investor Address Line 2 Investor Address Line 3 O F 1 1 Investor Address Line 4 Investor Address Line 5 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567 234567 234567 2 VOTE BY INTERNET - www . proxyvote . com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11 : 59 P . M . Eastern time the day before the cut - off date or meeting date . Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting form . ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e - mail or the Internet . To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut - off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 . The Board of Directors recommends you vote FOR proposals 2., 3. and 4. For Against Abstain 2. TO RATIFY THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019. 3. TO APPROVE AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECT, IN THE SOLE DISCRETION OF OUR BOARD OF DIRECTORS, A REVERSE STOCK SPLIT OF OUR COMMON STOCK, PAR VALUE $0.001 PER SHARE, AT ANY TIME PRIOR TO NEXT YEARS ANNUAL MEETING OF STOCKHOLDERS BY A RATIO OF NOT LESS THAN 1 - FOR - 10 AND NOT MORE THAN 1 - FOR - 100, WITH THE SPECIFIC RATIO, TIMING AND TERMS TO BE DETERMINED BY OUR BOARD OF DIRECTORS, IN ITS SOLE DISCRETION. THE AMENDMENT WILL NOT BE IMPLEMENTED UNLESS THE BOARD OF DIRECTORS DETERMINES, IN ITS SOLE DISCRETION, THAT TO DO SO IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. 4. TO PROVIDE A NON - BINDING ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. 1 year 2 years 0 0 3 years Abstain 0 0 The Board of Directors recommends you vote 1 YEAR on the following proposal: 5. TO PROVIDE A NON - BINDING ADVISORY VOTE ON THE FREQUENCY OF HOLDING A NON - BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION. NOTE: TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Please sign exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title.

0000417796_2 R1.0.1.18 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report on Form 10 - K of Telkonet, Inc. are available at www.proxyvote.com TELKONET, INC. Annual Meeting of Stockholders May 23, 2019 This proxy is solicited by the Board of Directors THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELKONET, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2019 AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The undersigned, being a stockholder of Telkonet, Inc . ("Telkonet"), hereby authorizes Jason L . Tienor and Richard E . Mushrush, and each of them, with the full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Telkonet to be held at Telkonet, Inc . , 20800 Swenson Dr . Suite 175 , Waukesha, WI 53186 on May 23 , 2019 , at 1 : 00 p . m . , local time, and at any adjournment or postponement thereof, with respect to all votes that the undersigned would be entitled to cast, if then personally present, as appears on the reverse side of this proxy . In their discretion, the proxies are authorized to vote with respect to matters incident to the conduct of the meeting and upon such other matters as may properly come before the meeting . This proxy may be revoked at any time before it is exercised . Shares of common stock, Series A Preferred Stock and Series B Preferred Stock of Telkonet will be voted as specified . If no specification is made, shares will be voted FOR each of the nominees for director listed on the reverse side, FOR Proposal 2 , FOR Proposal 3 , and FOR Proposal 4 , FOR the “ONE YEAR” option for Proposal 5 , and IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES as to any other matter which may properly come before the Meeting . Continued and to be signed on reverse side.